UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

March 7, 2024
____________________

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 7, 2024, Michael Hooper and WEC Energy Group, Inc. (the “Company”) entered into an agreement pursuant to which Mr. Hooper, age 50, will serve as President Wisconsin Utilities, effective April 1, 2024. The Company’s Wisconsin utility subsidiaries are Wisconsin Electric Power Company, Wisconsin Gas LLC and Wisconsin Public Service Corporation. Mr. Hooper will report to Scott Lauber, the Company’s President and Chief Executive Officer. Mr. Hooper has served as President of Northern Indiana Public Service Company (“NIPSCO”) since June 2020. NIPSCO is a public utility providing electric and natural gas service to customers in Northern Indiana, and a majority owned subsidiary of NiSource Inc. Prior to that role, Mr. Hooper served as Senior Vice President, Regulatory, Legislative Affairs, and Strategy of NIPSCO from October 2018 to June 2020.

In connection with Mr. Hooper’s appointment as President Wisconsin Utilities, his base salary will be $650,000 and his target award under the Company’s short-term performance plan will be 80% of base salary, both prorated to his April 1, 2024 start date. Mr. Hooper’s target under the Company’s long-term incentive plan will be 170% of base salary; he will receive long-term awards at this target level effective April 1, 2024. Mr. Hooper is eligible to participate in the Company’s 401(k) Plan, Executive Deferred Compensation Plan (the “EDCP”) and other benefit plans.

In addition, the Company will credit $300,000 annually to the EDCP, which will be invested in the account that tracks the performance of WEC Energy Group common stock. The Company will make a total of five annual contributions. Mr. Hooper’s account balance will vest on his fifth anniversary with the Company or in the event of his death or disability.

The foregoing summary of Mr. Hooper’s compensation arrangement is qualified in its entirety by reference to Mr. Hooper’s offer letter, which is attached hereto as Exhibit 10.1 and incorporated by reference into this Item 5.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Letter Agreement between Michael Hooper and WEC Energy Group, Inc., dated March 7, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ William J. Guc
Date: March 12, 2024	William J. Guc – Vice President and Controller

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